INSTITUTIONAL CLASS SHARES

DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Company Portfolio

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2013 (AS SUPPLEMENTED ON MAY 6, 2013)

The purpose of this Supplement to the Statement of Additional Information (the “SAI”) is to reflect changes to the administrative fee and fee waiver expense limit of the U.S. Large Company Portfolio, a series of Dimensional Investment Group Inc.  The SAI is revised as follows:

1.
In the “SERVICES TO THE FUNDS” section of the SAI, the first paragraph, accompanying table and the table’s first footnote in the subsection entitled “Administrative Services—The Feeder Portfolios, U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and International Small Company Portfolio” are deleted in their entirety and replaced with the following:

The Funds have entered into administration agreements with the Advisor, on behalf of the Feeder Portfolios, U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and International Small Company Portfolio.  Pursuant to each administration agreement, the Advisor performs various services, including:  supervision of the services provided by the Portfolio’s custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as the shareholders or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Fund or Underlying Funds (as applicable), and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request.  For its administrative services, the Feeder Portfolios, U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and International Small Company Portfolio are obligated to pay the Advisor a monthly fee based on average net assets equal to one-twelfth of the percentages listed below:

Portfolio	Administration Fee
U.S. Large Company Portfolio*	0.035% (a)
Enhanced U.S. Large Company Portfolio	0.15%
U.S. Large Cap Value Portfolio	0.15%
U.S. Small Cap Value Portfolio	0.30%
U.S. Targeted Value Portfolio	0.25% (b)
U.S. Small Cap Portfolio	0.32%
U.S. Micro Cap Portfolio	0.40%
DFA International Value Portfolio	0.20%
International Small Company Portfolio	0.40% (c)
Japanese Small Company Portfolio	0.40% (d)
Asia Pacific Small Company Portfolio	0.40% (d)
United Kingdom Small Company Portfolio	0.40% (d)
Continental Small Company Portfolio	0.40% (d)
Emerging Markets Portfolio	0.40%
Emerging Markets Value Portfolio	0.40%
Emerging Markets Small Cap Portfolio	0.45%

*           Effective August 1, 2013, the rate of the administrative fee paid to the Advisor by the U.S. Large Company Portfolio was reduced to 0.035% of the Portfolio’s average daily net assets on an annualized basis. Prior to August 1, 2013, the administrative fee paid by the Portfolio to the Advisor was 0.05% of the Portfolio’s average daily net assets on an annualized basis.

(a)           Effective August 1, 2013, pursuant to the Amended and Restated Fee Waiver Agreement for the U.S. Large Company Portfolio, the Advisor has contractually agreed to waive all or a portion of its administration fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) of the U.S. Large Company Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed 0.08% of the average net assets of the U.S. Large Company Portfolio (the “Annualized Expense Ratio”).  At any time that the annualized Portfolio Expenses of the Portfolio are less than the Annualized Expense Ratio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses of the Portfolio to exceed the Annualized Expense Ratio.  The Portfolio is not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver Agreement will remain in effect through February 28, 2015, and may not be terminated by the Advisor prior to that date.  The Amended and Restated Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.  For additional information concerning the Fee Waiver and/or Expense Assumption Agreements, see “Annual Fund Operating Expenses” in the Prospectus. Prior to August 1, 2013, the Annualized Expense Ratio in the Amended and Restated Fee Waiver Agreement for the U.S. Large Company Portfolio was 0.10% of the Portfolio’s average net assets on an annualized basis.

The date of this Supplement is July 26, 2013